MFS(R)/Sun Life Series Trust

Bond Series                                 Massachusetts Investors Trust Series
Capital Appreciation Series                 Mid Cap Growth Series
Capital Opportunities Series                Mid Cap Value Series
Core Equity Series                          Money Market Series
Emerging Growth Series                      New Discovery Series
Emerging Markets Equity Series              Research Series
Global Governments Series                   Research International Series
Global Growth Series                        Strategic Growth Series
Global Total Return Series                  Strategic Income Series
Government Securities Series                Strategic Value Series
High Yield Series                           Technology Series
International Growth Series                 Total Return Series
International Value Series                  Utilities Series
Massachusetts Investors Growth Stock Series Value Series

            Supplement to Current Statement of Additional Information

Effective immediately, the last two paragraphs of Section 5 of the statement of additional information captioned, "Distribution Plan" - "Distribution Plan Payments" are replaced in their entirety by the following:

As described above, shares of the Series are only sold principally as investment options under variable life and annuity products (the "Variable Products") sold by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company (collectively, "Sun Life"). Sun Life, or the selling broker or other financial intermediary through which your investment in the series is made may receive all or a portion of the Rule 12b-1 fees described above. In addition, MFS makes payments from its own resources to Sun Life in consideration of administrative services provided by Sun Life and to reimburse certain of the administrative costs and expenses incurred by Sun Life with respect to the Variable Contracts

We understand that in connection with the sale of the Variable Products, the selling broker or other financial intermediary may receive various forms of compensation including:

     o A sales commission from Sun Life based upon the premium paid on the Variable Product. The prospectus for the Variable Product describes the commission paid on the Variable Product that you purchased.

     o Payments of distribution fees under the Rule 12b-1 Plan for the Service Class of the Series, which are asset-based charges paid from the assets of the Fund.

     o Additional cash payments or reimbursements by Sun Life out of its own assets, to broker-dealers which sell the Variable Products in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all broker-dealers, and the terms of any particular agreement governing the payments may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Variable Products on the broker-dealers' preferred or recommended list, access to the broker-dealers' registered representatives for purposes of promoting sales of the Variable Products, assistance in training and education of the employees of a broker-dealer, and opportunities for Sun Life to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular broker-dealer's actual or expected aggregate sales of the Variable Products or assets held within those contracts and the level of these payments or reimbursement may not bear any relationship to the amount or proportion of Variable Product assets invested in the series. You should consult the prospectus for the Variable Product that you hold to learn more about these arrangements; the SAI for the Variable Products may also contain additional information about these arrangements.

These payments may provide additional incentives to selling brokers or intermediaries to actively promote the Variable Products or cooperate with related promotional efforts.


                The date of this supplement is September 1, 2006.